UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2018
_______________________

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
□

Item 8.01 Other Events.

On December 22, 2017, the act generally referred to as the "Tax Cuts and Jobs Act" (Act) was signed into law, which, among other things, lowered the corporate federal income tax rate from 35 percent to 21 percent and modified or eliminated certain federal income tax deductions for corporations. In January 2018, the Idaho Public Utilities Commission (IPUC) issued an order requiring utilities within its jurisdiction, including Idaho Power Company (Idaho Power), to (1) record a deferred regulatory liability for the estimated Idaho-jurisdictional share of financial benefits after January 1, 2018, from the changes in federal income tax law under the Act, and (2) file a report with the IPUC by March 30, 2018, identifying and quantifying the financial impact of the income tax changes on the utility. The IPUC order required Idaho Power to estimate the income tax changes by comparing actual 2017 federal income tax expense components with what those federal income tax components would have been if the Act had been effective for the full year of 2017.

As previously reported, in March 2018, Idaho Power made a filing with the IPUC providing the results of its pro forma analysis, on a system basis, indicating pro forma annual income tax expense reductions, comprised of a current income tax expense reduction and a deferred income tax expense reduction. On April 12, 2018, Idaho Power filed with the IPUC a settlement stipulation (April 2018 Settlement Stipulation) signed by Idaho Power, the IPUC Staff, and a third party intervenor which, if approved, provides for Idaho customers an annual (a) direct $18.7 million reduction of customer base rates and (b) non-cash offset of $7.4 million of regulatory deferrals that would have otherwise been a future potential liability of Idaho customers, commencing on June 1, 2018.

Additionally, a one-time benefit of a $7.8 million rate reduction will be provided to Idaho customers through power cost adjustment (PCA) mechanism rates for the period from June 1, 2018 through May 31, 2019, for the income tax savings accrued from January 1, 2018 to May 31, 2018 and the income tax benefits related to the transmission tariff. On June 1, 2019, the amount provided via the PCA mechanism will decrease to $2.7 million and will cease on June 1, 2020.

The April 2018 Settlement Stipulation also includes a proposed extension, with certain modifications, of a settlement stipulation Idaho Power currently has in place in the Idaho jurisdiction executed in October 2014 (October 2014 Settlement Stipulation), which provides as follows:

•
If Idaho Power's actual annual Idaho-jurisdiction return on year-end equity (Idaho ROE) in any year is less than 9.5 percent, then Idaho Power may amortize up to $25 million of additional accumulated deferred investment tax credits (ADITC) to help achieve a 9.5 percent Idaho ROE for that year, and may amortize up to a total of $45 million of additional ADITC over the 2015 through 2019 period.

•
If Idaho Power's annual Idaho ROE in any year exceeds 10.0 percent, the amount of earnings exceeding a 10.0 percent Idaho ROE and up to and including a 10.5 percent Idaho ROE will be allocated 75 percent to Idaho Power's Idaho customers as a rate reduction to be effective at the time of the subsequent year's PCA and 25 percent to Idaho Power.

•
If Idaho Power's annual Idaho ROE in any year exceeds 10.5 percent, the amount of earnings exceeding a 10.5 percent Idaho ROE will be allocated 50 percent to Idaho Power's Idaho customers as a rate reduction to be effective at the time of the subsequent year's PCA, 25 percent to Idaho Power's Idaho customers in the form of a reduction to the pension expense deferral regulatory asset (to reduce the amount to be collected in the future from Idaho customers), and 25 percent to Idaho Power.

•	If the full $45 million of additional ADITC contemplated by the settlement stipulation has been amortized the sharing provisions would terminate.

•
In the event the IPUC approves a change to Idaho Power's Idaho-jurisdictional allowed return on equity as part of a general rate case proceeding seeking a rate change effective prior to January 1, 2020, the Idaho ROE thresholds (9.5 percent, 10.0 percent, and 10.5 percent) will be adjusted prospectively.

The April 2018 Settlement Stipulation provides for the indefinite extension of the October 2014 Settlement Stipulation beyond the initial termination date of December 31, 2019, with the following modified terms to become effective beginning January 1, 2020:

•	Idaho Power will have available and may continue to use any unused portion of the $45 million of additional ADITC from the October 2014 Settlement Stipulation.

•
If Idaho Power's annual Idaho ROE in any year is less than 9.4 percent, then Idaho Power may amortize up to $25 million of additional ADITC to help achieve a 9.4 percent Idaho ROE for that year, so long as the cumulative amount of ADITC used does not exceed $45 million; however, upon approval of the IPUC, Idaho Power may replenish the total amount of ADITC it is permitted to amortize.

•
If Idaho Power's annual Idaho ROE in any year exceeds 10.0 percent, the amount of earnings exceeding a 10.0 percent Idaho ROE and up to and including a 10.5 percent Idaho ROE will be allocated 80 percent to Idaho Power's Idaho customers as a rate reduction to be effective at the time of the subsequent year's PCA, and 20 percent to Idaho Power.

•
If Idaho Power's annual Idaho ROE in any year exceeds 10.5 percent, the amount of earnings exceeding a 10.5 percent Idaho ROE will be allocated 55 percent to Idaho Power's Idaho customers as a rate reduction to be effective at the time of the subsequent year's PCA, 25 percent to Idaho Power's Idaho customers in the form of a reduction to the pension expense deferral regulatory asset (to reduce the amount to be collected in the future from Idaho customers), and 20 percent to Idaho Power.

•
In the event the IPUC approves a change to Idaho Power's allowed annual Idaho ROE as part of a general rate case proceeding effective on or after January 1, 2020, the ROE thresholds will be adjusted on a prospective basis as follows: (a) the Idaho ROE under which Idaho Power will be permitted to amortize an additional amount of ADITC will be set at 95 percent of the newly authorized ROE, (b) sharing with customers on an 80 percent basis as a customer rate reduction will begin at the newly authorized Idaho ROE, and (c) sharing with customers on an 80 percent basis but allocated 55 percent to a rate reduction, and 25 percent to a pension expense deferral regulatory asset, will begin at 105 percent of the newly authorized ROE.

Neither the October 2014 Settlement Stipulation nor the April 2018 Settlement Stipulation impose a moratorium on Idaho Power filing a general rate case or other form of rate proceeding during their respective terms.

________

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained in this report, this report contains (and oral communications made by IDACORP, Inc. (IDACORP) and Idaho Power may contain) statements that relate to future events and expectations, including expectations with respect to regulatory matters. Such statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include those factors set forth in this report, IDACORP's and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2017, particularly Part I, Item 1A - “Risk Factors” and Part II, Item 7 - “Management’s Discussion and Analysis of Financial Condition and Results of Operations" of that report, subsequent reports filed by IDACORP and Idaho Power with the Securities and Exchange Commission, and the following important factors: (a) the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission, the Federal Energy Regulatory Commission, and other regulators that impact Idaho Power’s ability to recover costs and earn a return, including the impact of settlement stipulations; (b) changes in and compliance with state and federal laws, policies, and regulations, including new interpretations by federal and state regulatory and oversight bodies; (c) changes in tax laws or new interpretations of tax laws, and the availability, use, and regulatory treatment of tax credits; (d) the cost and outcome of regulatory proceedings, and the ability to recover those costs through rates; and (e) new accounting or Securities and Exchange Commission requirements, or new interpretations or application of existing requirements. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  April 12, 2018
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer